Exhibit 99.1

Sharon AI Expands Partnership with VAST Data to Power AI Factories Across Australia and Asia-Pacific

Sharon AI to deploy 600PB of the VAST AI Operating System as the data foundation for its AI cloud infrastructure

New York, USA – June 15th, 2026 – SharonAI Holdings Inc. (NASDAQ: SHAZ), a leading Australian Neocloud, and VAST Data, the AI Operating System company, today announced an expanded strategic partnership under which Sharon AI will deploy 600PB of the VAST AI Operating System across its AI cloud infrastructure.

The commitment makes the VAST AI Operating System the foundational data layer for Sharon AI’s sovereign AI infrastructure, serving government, enterprise, research, and AI-native customers across Australia and Asia-Pacific.

This deployment represents one of the largest and most advanced sovereign AI data foundations in the Asia-Pacific region. It positions Sharon AI at the forefront of Australia’s push to build independent, high-performance AI capability – keeping the nation’s most sensitive workloads, intellectual property, and strategic data firmly onshore while delivering the raw power needed for next-generation training, inference, and agentic AI systems.

Using a proven benchmark of approximately 6PB of optimized AI storage per 1,000 GPUs for demanding large-scale workloads, the new 600PB VAST deployment provides the scalable data backbone equivalent to supporting the data needs of ~100,000 GPUs. This is a transformative leap that cements Sharon AI’s AI Cloud platform as one of the most substantial sovereign AI clouds in Australia and Asia-Pacific.

For sovereign and regulated environments, control over data location, movement, and access is non-negotiable – and performance cannot be sacrificed. The VAST AI OS was engineered precisely for this challenge. Its breakthrough DASE architecture creates a true parallel distributed system that eliminates traditional bottlenecks. A single global namespace means every processor can reach all data instantly, without copying or moving petabytes around. Built-in multi-tenancy delivers strong isolation, guaranteed performance SLAs, and separate controls per customer – ideal for a cloud provider serving multiple sovereign tenants on shared infrastructure.

The companies will continue close engineering collaboration to optimize the platform as Sharon AI’s customer workloads and AI factory ambitions scale rapidly.

“Our customers refuse to choose between keeping their data sovereign and running AI at full speed – they need both at the highest level,” said James Manning, Co-Founder and CEO of Sharon AI. “Standardizing on the VAST AI Operating System at this unprecedented 600PB scale gives us exactly that: a rock-solid, high-performance foundation we can scale confidently as demand for sovereign AI across Australia and Asia-Pacific accelerates. This is how we build Australia’s AI future – powerful, secure, and proudly local.”

“Every breakthrough Sharon AI enables – in research, medicine, industry, or national capability – runs on data, and it only moves as fast and safely as the foundation beneath it,” said Renen Hallak, Founder and CEO of VAST Data. “As the data foundation for Sharon AI’s sovereign cloud, we are proud to partner with them to support Australia’s hardest and most strategic AI ambitions. The VAST AI OS turns massive data estates into real-time intelligence assets, all while respecting sovereign boundaries. This is the future of AI infrastructure.”

ENDS

Disclosure Information

Sharon AI primarily uses its Investor Relations page (https://sharonai.com/investors/) to disclose material non-public information and to comply with its disclosure obligations under Regulation FD. The Company also notes that, at times, it uses other communication mediums including, but not limited to, its X account (sharon__ai) and/or LinkedIn account (sharon-AI) to disseminate information about the Company, and can be additional sources of information outside press releases, regulatory filings with the Securities and Exchange Commission (SEC) and any other conference calls, webcasts, investor days, etc. that the company may hold.

About Sharon AI

SharonAI Holdings Inc. (NASDAQ: SHAZ) and its subsidiaries (“Sharon AI”), a leading Australian Neocloud, is a High-Performance Computing company focused on Artificial Intelligence and Cloud GPU/CPU Compute Infrastructure. Our AI Cloud platform and compute infrastructure is accelerating the build of AI factories and sovereign AI solutions, powering the next wave of accelerated computing adoption. For more information, visit www.sharonai.com.

About VAST Data

VAST Data is the AI Operating System company – powering the next generation of intelligent systems with a unified software infrastructure stack that was purpose-built to unlock the full potential of AI. The VAST AI OS consolidates foundational data and compute services and agentic execution into one scalable platform, enabling organizations to deploy and facilitate communication between AI agents, reason over real-time data, and automate complex workflows at global scale. Built on VAST’s breakthrough DASE architecture – the world’s first true parallel distributed system architecture that eliminates tradeoffs between performance, scale, simplicity, and resilience – VAST has transformed its modern infrastructure into a global fabric for reasoning AI. Learn more at vastdata.com and follow VAST Data on LinkedIn, YouTube and X.

Contacts

Sharon AI Media Enquiries:

Ross Barrows – Head of Capital Strategy & Investor Relations

Ross.barrows@sharonai.com

Zachary Nevas

IMS Investor Relations

+1 203.972.9200

sharonai@imsinvestorrelations.com

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Forward-Looking Statements

This press release may contain, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which are not historical facts, and which are not assurances of future performance. Forward-looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. In some cases you can identify these statements by forward-looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “strategy,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions or references to future periods. Forward-looking statements in this release include specific statements regarding the completion of the offering and the intended use of proceeds. Examples of such forward-looking statements include but are not limited to express or implied statements regarding Sharon AI’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding:

●	Service and product offerings;

●	Receipt and use of proceeds;

●	The deployment of assets and expansion of network procurement;

●	Sharon AI’s ability to engage with additional potential customers;

●	Expansion of Sharon AI’s data center footprint and capacity; and

●	The strengthening of Sharon AI’s partner network.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to differ materially from these forward-looking statements include, among others, all of the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K filed with the SEC. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available at www.sec.gov.

The forward-looking statements and other information contained in this news release are made as of the date hereof and Sharon AI does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

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